                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21916

                         Oppenheimer SMA Core Bond Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 03/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Principal
                                                           Amount       Value
                                                        ----------   ----------
ASSET-BACKED SECURITIES--8.3%
Capital One Prime Auto Receivables Trust,
Automobile Asset-Backed Certificates, Series
2005-1, Cl. A4, 0.576%, 4/15/11(1)                      $  126,340   $  124,730
Countrywide Home Loans, Asset-Backed
Certificates, Series 2005-11, Cl. AF2,
4.657%, 2/25/36                                              5,196        5,106
Harley-Davidson Motorcycle Trust, Motorcycle
Receivable Nts., Series 2007-3, Cl. A3,
0.906%, 6/15/12(1)                                         234,696      228,996
Option One Mortgage Loan Trust, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 0.622%,
7/1/36(1)                                                   98,566       71,322
RASC Series 2006-KS7 Trust, Home Equity Mtg.
Asset-Backed Pass-Through Certificates,
Series 2006-KS7, Cl. A2, 0.622%, 9/25/36(1)                 91,091       81,080
Structured Asset Investment Loan Trust, Mtg.
Pass-Through Certificates, Series 2006-BNC3,
Cl. A2, 0.562%, 9/25/36(1)                                  17,195       15,846
                                                                     ----------
Total Asset-Backed Securities (Cost $566,655)                           527,080
                                                                     ----------
MORTGAGE-BACKED OBLIGATIONS--54.7%
GOVERNMENT AGENCY--14.3%
FHLMC/FNMA/SPONSORED--13.9%
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed Security:
Series 202, Cl. IO, (3.611)%, 4/1/29(2)                    188,508       24,247
Series 2527, Cl. SG, 52.018%, 2/15/32(2)                    39,134        2,347
Series 2531, Cl. ST, 53.085%, 2/15/30(2)                    45,247        2,767
Federal National Mortgage Assn., Gtd. Real
Estate Mtg. Investment Conduit Pass-Through
Certificates:
Trust 2001-74, Cl. QE, 6%, 12/25/31                        389,886      412,102
Trust 2003-130, Cl. CS, 13.056%, 12/25/33(1)               102,143      103,241
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-60, Cl. SM, 52.856%, 8/25/32(2)                  53,739        4,946
Trust 2002-7, Cl. SK, 53.207%, 1/25/32(2)                   20,250        1,705
Trust 2002-77, Cl. BS, 42.476%, 12/18/32(2)                 32,159        3,425
Trust 2002-77, Cl. JS, 41.336%, 12/18/32(2)                 54,437        5,692
Trust 2002-77, Cl. SA, 43.243%, 12/18/32(2)                 51,825        5,524
Trust 2002-90, Cl. SN, 55.378%, 8/25/32(2)                  27,808        2,881
Trust 2002-90, Cl. SY, 56.122%, 9/25/32(2)                  13,417        1,385
Trust 2003-26, Cl. XS, 82.133%, 3/25/23(2, 3)              876,242       81,551
Trust 2003-52, Cl. NS, 67.354%, 6/25/23(2)                 311,366       27,847
Trust 2003-89, Cl. XS, 51.13%, 11/25/32(2)                  74,772        4,562
Trust 2006-43, Cl. SJ, 67.152%, 6/25/36(2)                 438,454       39,329
Trust 2543, Cl. UB, 99.999%, 11/15/21(2)                   436,259       27,016
Trust 334, Cl. 3, 4.407%, 7/1/33(2)                         31,432        3,611
Trust 339, Cl. 12, 9.477%, 7/1/33(2)                        66,808        9,046
Trust 339, Cl. 8, 6.366%, 8/1/33(2)                         17,011        1,983
Trust 342, Cl. 2, (1.847)%, 9/1/33(2)                       41,526        5,373
Trust 343, Cl. 13, 10.72%, 9/1/33(2)                        55,521        7,204
Trust 343, Cl. 18, 11.424%, 5/1/34(2)                       26,669        4,340


                       1 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Principal
                                                           Amount       Value
                                                        ----------   ----------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 351, Cl. 10, 9.127%, 4/1/34(2)                    $   29,837   $    3,344
Trust 351, Cl. 11, 9.585%, 11/1/34(2)                       17,084        1,946
Trust 351, Cl. 8, 9.503%, 4/1/34(2)                         47,458        5,300
Trust 351, Cl. 9, 8.559%, 10/1/34(2)                       606,340       67,036
Trust 355, Cl. 6, 11.161%, 12/1/33(2)                       23,793        2,719
Trust 355, Cl. 7, 8.839%, 11/1/33(2)                        16,636        1,939
Trust 356, Cl. 10, 9.215%, 6/1/35(2)                        50,148        5,515
Trust 356, Cl. 12, 9.365%, 2/1/35(2)                        21,410        2,334
Trust 364, Cl. 16, 12.012%, 9/1/35(2)                       69,721       10,117
                                                                     ----------
                                                                        882,374
                                                                     ----------
GNMA/GUARANTEED--0.4%
Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security, Series 2006-47, Cl. SA, 61.195%,
8/16/36(2)                                                 241,730       25,580
NON-AGENCY--40.4%
COMMERCIAL--10.4%
Banc of America Commercial Mortgage, Inc.,
Commercial Mtg. Pass-Through Certificates,
Series 2006-1, Cl. AM, 5.421%, 9/1/45                      240,000      117,630
Citigroup Commercial Mortgage Trust 2008-C7,
Commercial Mtg. Pass-Through Certificates,
Series 2008-C7, Cl. AM, 6.096%, 12/1/49(1)                 120,000       54,815
CitiMortgage Alternative Loan Trust 2006-A5,
Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 0.922%, 10/25/36(1)               162,708       67,072
Series 2006-A5, Cl. 1A13, 0.972%, 10/25/36(1)               77,817       26,360
First Horizon Alternative Mortgage Securities
Trust 2004-FA2, Mtg. Pass-Through
Certificates, Series 2004-FA2, Cl. 3A1,
6%, 1/25/35                                                 41,454       35,075
GE Capital Commercial Mortgage Corp.,
Commercial Mtg. Obligations, Series 2005-C4,
Cl. AM, 5.332%, 11/1/45(1)                                  55,000       26,577
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                   60,000       30,057
Series 2008-C2, Cl. A4, 6.068%, 2/1/51                     220,000      106,573
LB-UBS Commercial Mortgage Trust 2006-C1,
Commercial Mtg. Pass-Through Certificates,
Series 2006-C1, Cl. AM, 5.217%, 2/11/31(1)                 140,000       67,555
Merrill Lynch Mortgage Investors Trust
2005-A9, Mtg. Asset-Backed Certificates,
Series 2005-A9, Cl. 4A1, 5.494%, 12/1/35(1)                 90,276       58,426
WaMu Mortgage Pass-Through Certificates
2007-HY1 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY1, Cl. 1A2,
5.695%, 2/25/37(1, 4)                                       46,993        8,459
WaMu Mortgage Pass-Through Certificates
2007-HY3 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY3, Cl. 2A2,
5.66%, 3/1/37(1)                                           117,543       29,759
WaMu Mortgage Pass-Through Certificates
2007-HY5 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY5, Cl. 2A3,
5.647%, 5/1/37(1)                                           48,513       27,832


                       2 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Principal
                                                           Amount       Value
                                                        ----------   ----------
COMMERCIAL CONTINUED
Wells Fargo Mortgage-Backed Securities 2004-U
Trust, Mtg. Pass-Through Certificates, Series
2004-U, Cl. A1, 5.004%, 10/1/34(1)                      $    8,977   $    6,519
                                                                     ----------
                                                                        662,709
                                                                     ----------
MANUFACTURED HOUSING--3.5%
Wells Fargo Mortgage-Backed Securities
2006-AR12 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR12, Cl. 2A1,
6.097%, 9/25/36(1)                                         170,412      107,285
Wells Fargo Mortgage-Backed Securities
2006-AR2 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR2, Cl. 2A5,
5.084%, 3/25/36(1)                                         200,190      115,134
                                                                     ----------
                                                                        222,419
                                                                     ----------
MULTIFAMILY--11.4%
CHL Mortgage Pass-Through Trust 2003-46, Mtg.
Pass-Through Certificates,
Series 2003-46, Cl. 1A2, 5.145%, 1/19/34(1)                 70,705       55,201
CHL Mortgage Pass-Through Trust 2005-HYB1,
Mtg. Pass-Through Certificates,
Series 2005-HYB1, Cl. 5A1, 4.982%, 3/25/35(1)              138,683       71,790
CWALT Alternative Loan Trust 2005-85CB, Mtg.
Pass-Through Certificates,
Series 2005-85CB, Cl. 2A3, 5.50%, 2/25/36                  110,000       80,359
GMAC Mortgage Corp. Loan Trust, Mtg.
Pass-Through Certificates:
Series 2004-J4, Cl. A7, 5.50%, 9/25/34                     100,000       80,404
Series 2005-AR4, Cl. 2A1, 5.295%, 7/19/35(1)               140,530       83,830
GSR Mortgage Loan Trust 2005-AR7, Mtg.
Pass-Through Certificates, Series
2005-AR7, Cl. 3A1, 5.143%, 11/25/35(1)                     230,402      153,711
Wells Fargo Mortgage-Backed Securities
2004-AA Trust, Mtg. Pass-Through
Certificates, Series 2004-AA, Cl. 2A,
4.985%, 12/25/34(1)                                         44,961       31,470
Wells Fargo Mortgage-Backed Securities 2004-S
Trust, Mtg. Pass-Through Certificates,
Series 2004-S, Cl. A1, 3.734%, 9/25/34(1)                   36,531       30,103
Wells Fargo Mortgage-Backed Securities
2006-AR10 Trust, Mtg. Pass-Through
Certificates:
Series 2006-AR10, Cl. 2A1, 5.627%, 7/25/36(1)               75,623       42,325
Series 2006-AR10, Cl. 4A1, 5.557%, 7/25/36(1)              100,584       55,170
Wells Fargo Mortgage-Backed Securities
2006-AR2 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR2, Cl. 2A6,
5.084%, 3/25/36(1)                                          41,419       10,134
Wells Fargo Mortgage-Backed Securities
2006-AR6 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR6, Cl. 3A1,
5.093%, 3/25/36(1)                                          48,347       31,420
                                                                     ----------
                                                                        725,917
                                                                     ----------
RESIDENTIAL--15.1%
Bank of America Alternative Loan Trust, Mtg.
Pass-Through Certificates, Series 2003-1,
Cl. A6, 6%, 2/1/33                                          76,649       74,240
CWALT Alternative Loan Trust 2004-24CB, Mtg.
Pass-Through Certificates,
Series 2004-24CB, Cl. 1A1, 6%, 11/1/34                      82,201       73,672


                       3 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Principal
                                                           Amount       Value
                                                        ----------   ----------
RESIDENTIAL CONTINUED
CWALT Alternative Loan Trust 2004-28CB, Mtg.
Pass-Through Certificates,
Series 2004-28CB, Cl. 3A1, 6%, 1/1/35                   $   65,504   $   53,444
CWALT Alternative Loan Trust 2005-18CB, Mtg.
Pass-Through Certificates,
Series 2005-18CB, Cl. A8, 5.50%, 5/25/36                   140,000       90,783
CWALT Alternative Loan Trust 2005-21CB, Mtg.
Pass-Through Certificates,
Series 2005-21CB, Cl. A7, 5.50%, 6/1/35                     73,560       48,393
JP Morgan Mortgage Trust 2006-A2, Mtg.
Pass-Through Certificates, Series
2006-A2, Cl. 5A3, 5.137%, 11/1/33(1)                       146,797      101,638
LB-UBS Commercial Mortgage Trust 2007-C7,
Commercial Mtg. Pass-Through Certificates,
Series 2007-C7, Cl. AM, 6.166%, 9/11/45(1)                  80,000       36,438
Merrill Lynch Mortgage Investors Trust
2005-A1, Mtg. Asset-Backed Certificates,
Series 2005-A1, Cl. 2A1, 4.504%, 12/25/34(1)                24,373       17,800
Morgan Stanley Mortgage Loan Trust 2006-AR,
Mtg. Pass-Through Certificates,
Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36(1)                 70,000       48,774
RALI Series 2004-QS10 Trust, Mtg.
Asset-Backed Pass-Through Certificates,
Series 2004-QS10, Cl. A3, 1.022%, 7/25/34(1)                36,182       28,980
STARM Mortgage Loan Trust 2007-S1, Mtg.
Pass-Through Certificates, Series
2007-S1, Cl. 3A1, 5.009%, 8/1/22(1, 4)                     231,412      157,360
WaMu Mortgage Pass-Through Certificates
2003-AR9 Trust, Mtg. Pass-Through
Certificates, Series 2003-AR9, Cl. 2A,
4.485%, 9/25/33(1)                                          56,305       46,505
WaMu Mortgage Pass-Through Certificates
2006-AR8 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR8, Cl. 2A1,
6.123%, 8/25/36(1)                                         186,679      108,255
WaMu Mortgage Pass-Through Certificates
2007-HY2 Trust, Mtg. Pass-Through
Certificates, Series 2007-HY2, Cl. 2A1,
6.617%, 11/1/36(1)                                          32,448       17,350
Wells Fargo Mortgage-Backed Securities 2004-R
Trust, Mtg. Pass-Through Certificates,
Series 2004-R, Cl. 2A1, 4.372%, 9/1/34(1)                   17,124       13,512
Wells Fargo Mortgage-Backed Securities
2006-AR10 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR10, Cl. 5A3,
5.593%, 7/1/36(1)                                           37,523       19,507
Wells Fargo Mortgage-Backed Securities
2006-AR13 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR13, Cl. A5,
5.751%, 9/1/36(1, 4)                                        85,812       14,588
Wells Fargo Mortgage-Backed Securities
2006-AR5 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR5, Cl. 2A2,
5.538%, 4/1/36(1, 4)                                        89,768       16,158
                                                                     ----------
                                                                        967,397
                                                                     ----------
Total Mortgage-Backed Obligations
(Cost $5,206,435)                                                     3,486,396
                                                                     ----------
CORPORATE BONDS AND NOTES--12.8%
American International Group, Inc., 6.25% Jr.
Sub. Bonds, 3/15/37                                        100,000       10,000
Barclays Bank plc, 6.278% Perpetual
Bonds(4, 5)                                                110,000       37,634
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13               25,000       23,362
Capmark Financial Group, Inc., 1.891% Sr.
Unsec. Nts., 5/10/10(1)                                     75,000       20,344


                       4 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                         Principal
                                                           Amount       Value
                                                        ----------   ----------
Clear Channel Communications, Inc., 6.25%
Nts., 3/15/11                                           $   80,000   $   16,400
Goldman Sachs Capital, Inc. (The), 6.345%
Sub. Bonds, 2/15/34                                        106,000       62,777
HSBC Finance Capital Trust IX, 5.911% Nts.,
11/30/35(1)                                                140,000       28,052
Lehman Brothers Holdings, Inc., 7.50% Sub.
Nts., 5/11/38(6)                                           435,000           44
Lloyds Banking Group plc, 6.413% Perpetual
Bonds(5, 7)                                                100,000       23,021
Merrill Lynch & Co., Inc., 7.75% Jr. Sub.
Bonds, 5/14/38                                             110,000       65,475
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds,
12/15/36(1)                                                185,000       77,832
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                145,000       79,025
Prudential Holdings LLC, 8.695% Bonds,
Series C, 12/18/23(7)                                      100,000       86,219
Prudential Insurance Co. of America, 8.30%
Nts., 7/1/25(7)                                            150,000      127,760
Valero Logistics Operations LP, 6.05% Nts.,
3/15/13                                                    120,000      103,675
Wynn Las Vegas LLC/Wynn Las Vegas Capital
Corp., 6.625% Nts., 12/1/14                                 75,000       57,000
                                                                     ----------
Total Corporate Bonds and Notes
(Cost $1,876,638)                                                       818,620
                                                                     ----------

                                                          Shares
                                                        ----------
INVESTMENT COMPANY--19.9%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.80%(8, 9) (Cost $1,269,393)                     1,269,393    1,269,393
Total Investments, at Value (Cost $8,919,121)                 95.7%   6,101,489
Other Assets Net of Liabilities                                4.3      275,310
                                                         ---------   ----------
Net Assets                                                   100.0%  $6,376,799
                                                         ---------   ----------

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $392,611 or 6.16% of the Fund's net assets as of March 31, 2009.


                       5 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

(3.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $81,551. See accompanying Notes.

(4.) Illiquid security. The aggregate value of illiquid securities as of March
     31, 2009 was $234,199, which represents 3.67% of the Fund's net assets. See accompanying Notes.

(5.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(6.) Issue is in default. See accompanying Notes.

(7.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $237,000 or 3.72% of the Fund's net assets as of March 31, 2009.

(8.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                              SHARES          GROSS       GROSS         SHARES
                                                        DECEMBER 31, 2008   ADDITIONS   REDUCTIONS   MARCH 31, 2009
                                                        -----------------   ---------   ----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E         3,188,146        9,839,963   11,758,716     1,269,393

                                                          VALUE      INCOME
                                                        ----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E      $1,269,393   $6,471

(9.) Rate shown is the 7-day yield as of March 31, 2009.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:


                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                           $1,269,393        $   (469)
Level 2--Other Significant Observable Inputs      4,823,637         (14,972)
Level 3--Significant Unobservable Inputs              8,459              --
                                                 ----------        --------
   Total                                         $6,101,489        $(15,441)
                                                 ==========        ========


                       6 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                              UNREALIZED
                                        NUMBER OF   EXPIRATION               APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS      DATE        VALUE    (DEPRECIATION)
--------------------         --------   ---------   ----------   --------   --------------
U.S. Treasury Long Bonds       Buy          4         6/19/09    $518,813      $  2,709
U.S. Treasury Nts., 2 yr.      Sell         2         6/30/09     435,781        (3,183)
U.S. Treasury Nts., 5 yr.      Sell         4         6/30/09     475,063        (5,106)
U.S. Treasury Nts., 10 yr.     Sell         6         6/19/09     744,469        (5,379)
                                                                               --------
                                                                               $(10,959)
                                                                               ========

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                                 PAY/
                                                         BUY/SELL   NOTIONAL   RECEIVE
SWAP                                                      CREDIT     AMOUNT     FIXED   TERMINATION
REFERENCE ENTITY                   COUNTERPARTY         PROTECTION   (000'S)     RATE       DATE       VALUE
----------------           ---------------------------  ----------  --------   -------  -----------  --------
Inco Ltd.                  Deutsche Bank AG                Buy        $125      0.66%     9/20/17    $ 13,603
                                                                      ----                           --------
                                                           Total       125                             13,603
                                                                      ----                           --------
Merrill Lynch & Co, Inc.:
                           Barclays Bank plc               Sell        155      4.15      9/20/09      (1,006)
                           Credit Suisse International     Sell         80      4.15      9/20/09        (519)
                                                                      ----                           --------
                                                           Total       235                             (1,525)
                                                                      ----                           --------
Vale Overseas              Credit Suisse International     Sell        125      1.27      8/20/17     (19,946)
                                                                      ----                           --------
                                                           Total       125                            (19,946)
                                                                      ----                           --------
Grand Total Buys                                                                                       13,603
Grand Total Sells                                                                                     (21,471)
                                                                                                     --------
   Total Credit Default Swaps                                                                        $ (7,868)
                                                                                                     ========


                       7 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                 TOTAL MAXIMUM POTENTIAL                  REFERENCE
                                   PAYMENTS FOR SELLING                     ASSET
TYPE OF REFERENCE ASSET ON          CREDIT PROTECTION         AMOUNT        RATING
WHICH THE FUND SOLD PROTECTION        (UNDISCOUNTED)       RECOVERABLE*    RANGE**
------------------------------   -----------------------   ------------   ---------
Investment Grade Single Name
   Corporate Debt                        $360,000               $--       A to BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                       NOTIONAL
REFERENCE ENTITY/                       AMOUNT                                                         TERMINATION
SWAP COUNTERPARTY                       (000'S)       PAID BY THE FUND         RECEIVED BY THE FUND        DATE       VALUE
-----------------                      --------  -------------------------  -------------------------  -----------  ---------
USD BBA LIBOR:
Goldman Sachs Group, Inc. (The)         $1,000                       2.233% Three-Month USD BBA LIBOR    11/20/10   $ (18,781)
Goldman Sachs Group, Inc. (The)            500                       2.765  Three-Month USD BBA LIBOR     11/3/10     (13,572)
Goldman Sachs Group, Inc. (The)          2,000                       2.820  Three-Month USD BBA LIBOR    10/29/10     (54,837)
Goldman Sachs Group, Inc. (The)            200                       4.323  Three-Month USD BBA LIBOR     11/3/16     (25,129)
                                        ------                                                                      ---------
Total where Fund pays a fixed rate       3,700                                                                       (112,319)
                                        ------                                                                      ---------
Credit Suisse International                280   Three-Month USD BBA LIBOR                      5.428%     8/7/17      57,598
Deutsche Bank AG                           230   Three-Month USD BBA LIBOR                      5.445      8/8/17      47,617
                                        ------                                                                      ---------
Total where Fund pays a variable rate      510                                                                        105,215
                                        ------                                                                      ---------
Reference Entity Total                   4,210                                                                         (7,104)
                                                                                                                    ---------
   Total Interest Rate Swaps                                                                                        $  (7,104)
                                                                                                                    =========


                       8 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Abbreviation/Definition is as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate

SWAP SUMMARY AS OF MARCH 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                                    NOTIONAL
                                                                     AMOUNT
SWAP COUNTERPARTY                 SWAP TYPE FROM FUND PERSPECTIVE    (000'S)     VALUE
-----------------                 -------------------------------   --------   ---------
Barclays Bank plc                 Credit Default Sell Protection     $  155    $  (1,006)
Credit Suisse International:
                                  Credit Default Sell Protection        205      (20,465)
                                  Interest Rate                         280       57,598
                                                                               ---------
                                                                                  37,133
                                                                               ---------
Deutsche Bank AG:
                                  Credit Default Buy Protection         125       13,603
                                  Interest Rate                         230       47,617
                                                                               ---------
                                                                                  61,220
                                                                               ---------
Goldman Sachs Group, Inc. (The)   Interest Rate
                                                                      3,700     (112,319)
                                                                               ---------
   Total Swaps                                                                 $ (14,972)
                                                                               =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees


                       9 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                       10 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $44, representing less than 0.005% of the Fund's net assets, were in default.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When appplicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.


                       11 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from


                      12 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $118,817, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $98,352 as of March 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $113,323. If a contingent feature would have been triggered as of March 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the


                       13 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the specific underlying financial instrument.

During the period ended March 31, 2009, the Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement


                       14 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractive compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the


                       15 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

In addition, the Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to


                       16 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of March 31, 2009, the Fund had no such outstanding total return swaps.

ILLIQUID SECURITIES

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation


                       17 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $ 8,919,121
Federal tax cost of other investments    (1,125,541)
                                        -----------
Total federal tax cost                  $ 7,793,580
                                        ===========
Gross unrealized appreciation           $   226,329
Gross unrealized depreciation            (3,069,892)
                                        -----------
Net unrealized depreciation             $(2,843,563)
                                        ===========


                       18 | Oppenheimer SMA Core Bond Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SMA Core Bond Fund


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 05/14/2009